JOINT FILER INFORMATION

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                 Name                                    Address
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Warburg Pincus (Bermuda) Private Equity   c/o A.S.&K. Services Ltd.
VIII, L.P.                                    Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12, Bermuda
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Warburg Pincus (Bermuda) International    c/o A.S.&K. Services Ltd.
Partners, L.P.                                Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12, Bermuda
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Warburg Pincus Netherlands International  c/o Warburg Pincus LLC
Partners I, C.V.                              466 Lexington Avenue
                                              New York, New York 10017
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Warburg Pincus (Bermuda) Private Equity   c/o A.S.&K. Services Ltd.
Ltd.                                          Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12, Bermuda
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Warburg Pincus (Bermuda) International    c/o A.S.&K. Services Ltd.
Ltd.                                          Cedar House
                                              41 Cedar Avenue
                                              Hamilton HM 12, Bermuda
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Warburg Pincus Partners, LLC              c/o Warburg Pincus LLC
                                              466 Lexington Avenue
                                              New York, New York 10017
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